THE RYDEX VARIABLE ANNUITY

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued by
Variable Account A
Of
Keyport Life Insurance Company
Supplement dated May 17, 2002
To
Prospectus dated May 1, 2002

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This supplement replaces language in your prospectus concerning the transfer request deadline for all Sub-accounts.

In the "SUMMARY OF CONTRACT FEATURES" section, insert the following paragraph after the paragraph entitled "WHAT CAN I DO THROUGH THE INTERNET SERVICE CENTER?":

MAY I TRANSFER VARIABLE ACCOUNT VALUE BETWEEN SUB-ACCOUNTS? You may transfer Variable Account Value from one Sub-account to another after expiration of the Right to Revoke Period. Transfers are not subject to taxation on any gain. We do not limit the number or frequency of transfers you make between Sub-accounts. You may submit your transfer requests through the Internet Service Center.

We may impose specific restrictions on financial transactions for certain Sub-accounts based on the Sub-account's investment restrictions. The "cut-off" time for transfer requests to be processed on the same Valuation Date will be 1/2 hour prior to any announced closing of the NYSE, generally 3:30 P.M., Eastern Time, for all Sub-accounts. Any transfer request received after 3:30 P.M., Eastern Time, will be processed on the next Valuation Date.

Under the heading "Transfer of Variable Account Value," replace the entire section with the following:

You may transfer Variable Account Value from one Sub-account to another after expiration of the Right to Revoke Period. Transfers are not subject to taxation on any gain. We do not limit the number or frequency of transfers.

You may submit your transfer requests through the Internet Service Center. We may impose specific restrictions on financial transactions for certain Sub-accounts based on the Sub-account's investment restrictions. The "cut-off" time for transfer requests to be processed on the same Valuation Date will be 1/2 hour prior to any announced closing of the NYSE, generally, 3:30 P.M., Eastern Time. We will not accept any request for transfers involving one of the Rydex Variable Trust Funds between the applicable deadline and 4:00 P.M., Eastern Time. Any transfer request received after 4:00 P.M., Eastern Time, will be processed on the next Valuation Date. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

You may at any time view a list of transfer requests you have submitted that are awaiting execution by accessing your personal account information through the Internet Service Center. You may also retract a transfer request for any Sub-account by removing it from the list at any time prior to 3:30 P.M., Eastern Time.

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Service Office:
P.O. Box 691
Leesburg, VA 20178
(877) 569-3789

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

RA.SUP	05/02